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                          AIM VARIABLE INSURANCE FUNDS

                 AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

                         Supplement dated June 21, 2000
                       to the Prospectus dated May 1, 2000


The following replaces in its entirety the information appearing under the first paragraph located under the "FUND MANAGEMENT - PORTFOLIO MANAGERS" section on page 3 of the Prospectus:

     o "David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

     o Abel Garcia, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 2000. From 1984 to 2000, Mr. Garcia was a Senior Portfolio Manager for Waddell & Reed.

     o Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

     o Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990."